UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2007
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California	000-22430	94-2942251
(State or Other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification Number)
of Incorporation)

46897 Bayside Parkway,
Fremont,California		94538
(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (510) 661-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02.	Results of Operations and Financial Condition.
On February 1, 2007, the Registrant issued a press release addressing consolidated financial results for its fiscal third quarter ended December 31, 2006. That press release, dated February 1, 2007 and titled “Asyst Reports Results for Third Quarter of Fiscal 2007,” is attached hereto as Exhibit 99.1.
In conjunction with that press release, the Registrant conducted a conference call on February 1, 2007 to discuss those results with investors and financial analysts. A transcript of that conference call is attached hereto as Exhibit 99.2.
The information in Item 2.02 of this Current Report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.
On January 31, 2007, a federal jury in the United States District Court for the Northern District of California returned a unanimous verdict in the Registrant’s favor in its long-pending patent lawsuit against Emtrak, Inc., Jenoptik AG, and others. The verdict validated the Registrant’s patent relating to certain RFID technology, and awarded the Registrant damages of approximately $75 million. The verdict is subject to several post-trial motions, which could take several months to resolve. Those motions and other factors, including legal fees, could significantly reduce the Registrant’s recovery in the lawsuit.
As previously reported, in June 2006 the Registrant received a letter from the Securities and Exchange Commission requesting the voluntary production of documents relating to past stock option grants and practices. The Registrant has been cooperating in that inquiry and recently received a letter from the Securities and Exchange Commission notifying the Registrant that the inquiry has been terminated with a recommendation that no enforcement action be taken.
As also previously reported, in June 2006 the Registrant received a grand jury subpoena from the United States District Court for the Northern District of California requesting the production of documents relating to the same past stock option grants and practices. The U.S. Attorney’s office recently informed the Registrant that the compliance date for the subpoena has been suspended until further notice.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release titled “Asyst Reports Results for Third Quarter of Fiscal 2007”

99.2	Transcript of conference call conducted by the Registrant on February 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: February 6, 2007	By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release titled “Asyst Reports Results for Third Quarter of Fiscal 2007”

99.2	Transcript of conference call conducted by the Registrant on February 1, 2007